SUPPLEMENT TO THE
DAILY TAX-EXEMPT MONEY FUND
PROSPECTUS
DATED DECEMBER 20, 1995
The following information replaces the fourth paragraph under the heading "Other Expenses" in the "Breakdown of Expenses" section, on page P-9 until December 31, 1996:
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. The Plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of shares of the fund. The Board of Trustees has authorized FMR to pay FDC a distribution fee from its management fee revenue, past profits or other resources, at an annual rate of up to 0.38% of the fund's average net assets for payments made to investment professionals based on average aggregate balances maintained, and, in special circumstances, up to 0.40% of the fund's average net assets. This additional 0.02% will be paid to investment professionals who maintain assets in excess of $600 million in a single omnibus account.
For the fiscal year ended October 31, 1995, FMR paid FDC monthly at an annual rate of 0.26% of the fund's average net assets throughout the month. Effective September 30, 1996, the following information replaces the similar information in the "How to Buy Shares" section on page P-10:
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
   Effective January 1, 1997, the following information replaces the fourth paragraph under the heading "Other Expenses" in the "Breakdown of Expenses" section, on page P-9:
The fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    The Plan
recognizes that FMR will make payments out of its resources, including management fees, to pay or reimburse FDC for payments made to third parties, such as banks or broker-dealers, for their services in connection with the distribution and servicing of shares of the fund. Pursuant to the Plan, the Board of Trustees has authorized FDC to compensate third parties who maintain an average monthly balance of $10 million or more in a single omnibus account at an annual rate of 0.40% of average net assets maintained, and to compensate all other third parties who maintain aggregate assets of $50,000 or more at an annual rate of 0.25% of average net assets maintained.
Third parties that were compensated at amounts exceeding 0.25% under the schedule in effect prior to January 1, 1997 that do not yet maintain omnibus accounts may be compensated at the prior compensation rates for up to one year from January 1, 1997.